UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 11, 2014

Wells Fargo Commercial Mortgage Trust 2014-LC16
 (Exact name of Issuing Entity)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Ladder Capital Finance LLC
Wells Fargo Bank, National Association
The Royal Bank of Scotland plc
RBS Financial Products Inc.
Rialto Mortgage Finance, LLC
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-172366-14	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events.

Item 8.01.  Other Events.

On or about June 11, 2014, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2014-LC16, Commercial Mortgage Pass-Through Certificates, Series 2014-LC16 (the “Certificates”), are expected to be issued by Wells Fargo Commercial Mortgage Trust 2014-LC16 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of June 1, 2014 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Situs Holdings, LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-C, Class X-D, Class D, Class E, Class F, Class G and Class R Certificates (collectively, the “Privately Offered Certificates”).  Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about June 11, 2014 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets will be a pool of eighty-two (82) commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”).  Certain of the Mortgage Loans are expected to be acquired by the Registrant from Ladder Capital Finance LLC (“LCF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of May 21, 2014, between the Registrant, Ladder Capital Finance LLC and Ladder Capital Finance Holdings LLLP; certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of May 21, 2014, between the Registrant and Wells Fargo; certain of the Mortgage Loans are expected to be acquired by the Registrant from The Royal Bank of Scotland plc (“RBS”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of May 21, 2014, between the Registrant and RBS; certain of the Mortgage Loans are expected to be acquired by the Registrant from RBS Financial Products Inc. (“RBSFP”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of May 21, 2014, between the Registrant and RBSFP; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Rialto Mortgage Finance, LLC (“RMF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of May 21, 2014, between the Registrant and RMF.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, RBS Securities Inc. and Deutsche Bank Securities Inc. pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of May 21, 2014, between the Registrant, Wells Fargo, Wells Fargo Securities, LLC, RBS Securities Inc. and Deutsche Bank Securities Inc., as underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to Wells Fargo Securities, LLC, RBS Securities Inc. and Citigroup Global Markets Inc., pursuant to a Certificate Purchase Agreement, dated as of May 21, 2014, between the Registrant, Wells Fargo and Wells Fargo Securities, LLC, RBS Securities Inc. and Citigroup Global Markets Inc., as initial purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated June 2, 2014, supplementing the Prospectus dated September 6, 2013, each as filed with the Securities and Exchange Commission.

Moreover, prior to the Closing Date, a series of mortgage pass-through certificates, entitled WFRBS Commercial Mortgage Trust 2014-C20, Commercial Mortgage Pass-Through Certificates, Series 2014-C20, was issued by WFRBS Commercial Mortgage Trust 2014-C20, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2014 (the “WFRBS 2014-C20 Pooling and Servicing Agreement”), between Wells Fargo Commercial

Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, NCB, FSB, as NCB master servicer and as co-op special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.  Pursuant to the Pooling and Servicing Agreement, the Woodbridge Center Loan Combination is a Non-Serviced Loan Combination and the Woodbridge Center Mortgage Loan is a Non-Trust-Serviced Mortgage Loan, and the servicing of the Woodbridge Center Loan Combination is governed by the WFRBS 2014-C20 Pooling and Servicing Agreement and the related Intercreditor Agreement.  The executed version of the WFRBS 2014-C20 Pooling and Servicing Agreement is attached hereto as Exhibit 99.6.

Additionally, also prior to the Closing Date, a series of mortgage pass-through certificates, entitled COMM 2014-LC15 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, was issued by COMM 2014-LC15 Commercial Mortgage Trust, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2014 (the “COMM 2014-LC15 Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Situs Holdings, LLC, as operating advisor.  Pursuant to the Pooling and Servicing Agreement, the JL Holdings – Burger King Portfolio – 90 Loan Combination is a Non-Serviced Loan Combination and the JL Holdings – Burger King Portfolio – 90 Mortgage Loan is a Non-Trust-Serviced Mortgage Loan, and the servicing of the JL Holdings – Burger King Portfolio – 90 Loan Combination is governed by the COMM 2014-LC15 Pooling and Servicing Agreement and the related Intercreditor Agreement.  The executed version of the COMM 2014-LC15 Pooling and Servicing Agreement is attached hereto as Exhibit 99.7.

Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

1.1
Underwriting Agreement, dated as of May 21, 2014, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, RBS Securities Inc. and Deutsche Bank Securities Inc.

4.1
Pooling and Servicing Agreement, dated as of June 1, 2014, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Situs Holdings, LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of May 21, 2014, between Wells Fargo Commercial Mortgage Securities, Inc., Ladder Capital Finance LLC and Ladder Capital Finance Holdings LLLP.

99.2	Mortgage Loan Purchase Agreement, dated as of May 21, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.3	Mortgage Loan Purchase Agreement, dated as of May 21, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and The Royal Bank of Scotland plc.

99.4	Mortgage Loan Purchase Agreement, dated as of May 21, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and RBS Financial Products Inc.

99.5	Mortgage Loan Purchase Agreement, dated as of May 21, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.

99.6
Pooling and Servicing Agreement, dated as of May 1, 2014, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, NCB, FSB, as NCB master servicer and as co-op special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

99.7
Pooling and Servicing Agreement, dated as of March 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Situs Holdings, LLC, as operating advisor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

Dated: June 11, 2014

Exhibit Index

Exhibit No.	Description

1.1
Underwriting Agreement, dated as of May 21, 2014, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, RBS Securities Inc. and Deutsche Bank Securities Inc.

4.1
Pooling and Servicing Agreement, dated as of June 1, 2014, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Situs Holdings, LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of May 21, 2014, between Wells Fargo Commercial Mortgage Securities, Inc., Ladder Capital Finance LLC and Ladder Capital Finance Holdings LLLP.

99.2	Mortgage Loan Purchase Agreement, dated as of May 21, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.3	Mortgage Loan Purchase Agreement, dated as of May 21, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and The Royal Bank of Scotland plc.

99.4	Mortgage Loan Purchase Agreement, dated as of May 21, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and RBS Financial Products Inc.

99.5	Mortgage Loan Purchase Agreement, dated as of May 21, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.

99.6
Pooling and Servicing Agreement, dated as of May 1, 2014, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, NCB, FSB, as NCB master servicer and as co-op special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

99.7
Pooling and Servicing Agreement, dated as of March 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Situs Holdings, LLC, as operating advisor.